FEDERATED NEW YORK MUNICIPAL INCOME FUND
A Portfolio of Federated Municipal Securities Income Trust
(formerly, Municipal Securities Income Trust)

CLASS A SHARES

SUPPLEMENT TO PROSPECTUS DATED OCTOBER 31, 1999

Please delete the "What are the Fund's Fees and Expenses?" and the "Example" which appear on pages 3 and 4 of the current prospectus and replace with the following "What are the Fund's Fees and Expenses?" and "Example":

    WHAT ARE THE FUND'S FEES AND EXPENSES?

    FEDERATED NEW YORK MUNICIPAL INCOME FUND

    FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold Class A Shares of the Fund. SHAREHOLDER FEES FEES PAID DIRECTLY FROM YOUR INVESTMENT Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of 4.50% offering price) Maximum Deferred Sales Charge (Load) (as a percentage of original purchase None price or redemption proceeds, as applicable) Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other None Distributions) (as a percentage of offering price) Redemption Fee (as a percentage of amount redeemed, if applicable) None Exchange Fee None

ANNUAL FUND OPERATING EXPENSES (BEFORE REIMBURSEMENTS/WAIVERS)1 Expenses That are Deducted From Fund Assets (as percentage of average net assets) Management Fee2 0.40% Distribution (12b-1) Fee3 0.50% Shareholder Services Fee4 0.25% Other Expenses5 1.16% Total Annual Fund Operating Expenses 2.31% 1Although not contractually obligated to do so, the adviser, distributor and shareholder services provider will waive and reimburse certain amounts. These are shown below along with the net expenses the Fund EXPECTS TO PAY for the fiscal year ending August31, 2000.

   Total Reimbursement and Waiver of Fund Expenses 1.40% Total Annual Fund Operating Expenses (after reimbursements and waivers) 0.91% 2The adviser expects to voluntarily waive the management fee. The adviser can terminate this voluntary waiver at any time. The management fee the Fund expects to pay (after the voluntary waiver) is 0.00% for the fiscal year ending August31, 2000. 3The distributor expects to voluntarily waive a portion of the distribution

   (12b-1) fee. The distributor can terminate this voluntary waiver at any time. The distribution (12b-1) fee the Fund expects to pay (after the voluntary waiver) is 0.02% for the fiscal year ending August31, 2000.

4The shareholder services provider expects to voluntarily waive a portion of the shareholder services fee. The shareholder services provider can terminate this voluntary waiver at any time. The shareholder services fee the Fund expects to pay (after the voluntary waiver) is 0.23% for the fiscal year ending August31, 2000.

5The adviser expects to voluntarily reimburse other operating expenses of the Fund. The adviser can terminate this voluntary reimbursement of other operating expenses at any time. The other operating expenses the Fund expects to pay (after the voluntary reimbursement) are 0.66% for the fiscal year ending August31, 2000.


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    EXAMPLE

    This Example is intended to help you compare the cost of investing in the Fund's Class A Shares with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Fund's Class A Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Shares operating expenses are before WAIVERS AND REIMBURSEMENTS as shown in the table and remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                               $ 674
3 Years                              $1,139
5 Years                              $1,630
10 Years                             $2,977

                                                                 January 7, 2000


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CUSIP 313923401

25063 (1/00)